THE RBB FUND, INC.

Robeco Investment Funds

Supplement dated September 21, 2011

to the Institutional Class Prospectus

dated December 31, 2010

THIS SUPPLEMENT CONTAINS NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE PROSPECTUS AND SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS.

The following sentence supersedes and replaces the first sentence of “Appendix A — Prior Performance of Similarly Advised Account” on page 48 of the Institutional Class Prospectus:

Robeco has experience in managing a private fund with substantially similar investment objectives, policies and strategies as the Robeco Boston Partners Long/Short Research Fund.

Please retain this Supplement for future reference.